                                                                    EXHIBIT 10.1


                               FIRST AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT


     This First Amendment to Loan and Security Agreement (the "First Amendment") is made as of the 4th day of October, 2000 by and among

     Back Bay Capital Funding, LLC (the "Lender"), a Delaware limited liability company with offices at 40 Broad Street, Boston, Massachusetts, and

     Harry's Farmers Market, Inc. (the "Borrower"), a Georgia corporation with its principal executive offices at 1180 Upper Hembree Road, Roswell, Georgia 30076 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                   WITNESSETH

     WHEREAS, the Lender and the Borrower has entered into a Loan and Security Agreement dated as of December 2, 1999 (the "Loan Agreement"); and

     WHEREAS, the Borrower has requested that the Lender modify and amend certain provisions of the Loan Agreement and the Lender is willing to do so on the terms set forth herein.

     NOW, THEREFORE, it is hereby agreed as follows:

     1.  Definitions:  All capitalized terms used herein and not otherwise
         -----------
defined shall have the same meaning herein as in the Loan Agreement.

     2.  Amendment to Article 7.  The provisions of Section 7-10(b) of the Loan
         ----------------------
Agreement are hereby amended by deleting the words "not less than eight (8) physical inventories" and substituting the words "not less than four (4) physical inventories" in its stead.

     3.  Amendment to Exhibits.  EXHIBIT 7-12 to the Loan Agreement is hereby
         ---------------------
deleted in its entirety and a new EXHIBIT 7-12 in the form annexed hereto substituted in its stead.

     4.  Conditions to Effectiveness.  This First Amendment shall not be
         ---------------------------
effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:
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     a.   This First Amendment shall have been duly executed and delivered by the Borrower and the Lender. The Lender shall have received a fully executed copy hereof.

     b. All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this First Amendment shall have been duly and effectively taken. The Lender shall have received from the Borrower true copies of its certificate of the resolutions authorizing the transactions described herein, each certified by its secretary or other appropriate officer to be true and complete.

     c. The Borrower shall have paid the Lender an amendment fee in the sum of $40,000.00, which fee shall have fully earned upon execution hereof and shall not be subject to refund or rebate under any circumstances.

     d.   No Default or Event of Default shall have occurred and be continuing.

     e. The Borrower shall have provided such additional instruments and documents to the Lender as the Lender and its counsel may have reasonably requested.

     5.   Miscellaneous.
          -------------

     a. Except as provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all of the representations, warranties and covenants therein contained.

     b. The Borrower shall pay all costs and expenses incurred by the Lender in connection with this First Amendment, including, without limitation, all reasonable attorneys' fees.

     c. This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument.

     d. This First Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and their seals to be hereto affixed as the date first above written.

                              HARRY'S FARMERS MARKET, INC.
                                             ("BORROWER")


                              By:________________________
                              Print Name:________________
                              Title:_____________________



                              BACK BAY CAPITAL FUNDING LLC
                                                ("LENDER")


                              By:_________________________
                              Print Name:_________________
                              Title:______________________

                                  EXHIBIT 7-12

                        FINANCIAL PERFORMANCE COVENANTS

a. The Borrower and its Subsidiaries shall not make or incur Capital Expenditures in excess of the following amounts for the following periods:

       ------------------------------------------------------------------------
            Fiscal Year Ending                   Maximum Capital Expenditures
       ------------------------------------------------------------------------
        January 2000                                      $1,200,000.00
       ------------------------------------------------------------------------
        January 2001                                      $1,000,000.00
       ------------------------------------------------------------------------
        January 2002                                      $2,200,000.00
       ------------------------------------------------------------------------

b. The Borrower shall not permit EBITDA, calculated on a cumulative basis, to be less than the following amounts from November 1, 1999 through the following periods:

       ------------------------------------------------------------------------
           Fiscal Quarter Ending                 Minimum Cumulative EBITDA
       ------------------------------------------------------------------------
        January 2000                                      $1,200,000.00
       ------------------------------------------------------------------------
        April 2000                                        $2,300,000.00
       ------------------------------------------------------------------------
        July 2000                                         $4,000,000.00
       ------------------------------------------------------------------------
        October 2000                                      $4,500,000.00
       ------------------------------------------------------------------------


c. The Borrower shall not permit EBITDA, calculated on a trailing four quarters basis to be less than the following amounts for the following periods:

       ------------------------------------------------------------------------
           Fiscal Quarter Ending                 Minimum EBITDA
       ------------------------------------------------------------------------
        January 2001                                      $4,900,000.00
       ------------------------------------------------------------------------
        April 2001                                        $5,600,000.00
       ------------------------------------------------------------------------
        July 2001                                         $5,900,000.00
       ------------------------------------------------------------------------
        October 2001                                      $6,100,000.00
       ------------------------------------------------------------------------
        January 2002                                      $6,600,000.00
       ------------------------------------------------------------------------

d. The Borrower shall not permit the Fixed Charge Ratio to be less than 1.1:1.0 at the end of any quarter commencing with the quarter ending April 2002.

e. The Borrower shall at all times maintain Eligible Inventory of at least $4,500,000.00 at Cost.